UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2009

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

333-145140-01	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed by FirstEnergy Corp. (FirstEnergy) and its Ohio utility operating subsidiaries, Ohio Edison Company (OE), The Cleveland Electric Illuminating Company (CEI) and The Toledo Edison Company (TE) (collectively, the Ohio Companies), the Public Utilities Commission of Ohio (PUCO) issued orders on March 4 and March 25, 2009 approving the Ohio Companies’ Amended Electric Security Plan.  The March 25, 2009 order included provisions for establishing a descending-clock format competitive bid process (Auction) for generation supply and pricing of 100 percent of the Ohio Companies’ Standard Service Offer requirements, on a slice of system basis, for the period June 1, 2009 through May 31, 2011 for customers who choose not to shop with an alternative supplier.

CRA International conducted the Auction on May 13 and May 14, 2009.  On May 14, 2009, the PUCO issued an order accepting the Auction results.

Nine qualified bidders submitted winning bids for a load weighted-average winning price for supply of $61.50 per megawatt-hour (MWH) to provide generation (including energy and capacity) and transmission (including ancillary services). FirstEnergy Solutions Corp. (FES), a wholly owned subsidiary of FirstEnergy and affiliate of the Ohio Companies, was one of the winning bidders.

As a winning bidder in the Auction, FES entered into a power supply agreement with the Ohio Companies on May 18, 2009 to supply 51 percent of the generation (including energy and capacity) and transmission (including ancillary services) supply needed by the Ohio Companies for the period June 1, 2009 through May 31, 2011.

FES’ power supply agreement with the Ohio Companies includes various credit provisions, including posting of margin based on mark-to-market calculations, which can be achieved through the posting of cash or letters of credit or, for any amount of required collateral in excess of $400 million, through the delivery or pledge of first mortgage bonds.

The power supply agreement may be terminated prior to the end of its stated term by mutual agreement of the parties or in the event of a default by one of the parties. FES also bears various risks, including but not limited to, those associated with the services to be provided including risk of volume fluctuations, price risk for purchased energy and capacity as well as risks associated with changes in market rules of the regional transmission organization. FES intends to provide these services from its affiliated generating assets (including leasehold interests) and, if necessary, third parties.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry and legislative and regulatory changes affecting how generation rates will be determined following the expiration of existing rate plans in Ohio and Pennsylvania, the impact of the PUCO's regulatory process on the Ohio Companies associated with the distribution rate case or implementing the recently-approved ESP, including the impact of the competitive generation procurement process in Ohio, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, other legislative and regulatory changes, revised environmental requirements, including possible greenhouse gas emission regulations, the potential impacts of the U.S. Court of Appeals' July 11, 2008 decision requiring revisions to the CAIR rules and the scope of any laws, rules or regulations that may ultimately take their place, the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the AQC Plan (including that such amounts could be higher than anticipated or that certain generating units may need to be shut down) or levels of emission reductions related to the Consent Decree resolving the NSR litigation or other potential regulatory initiatives, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight) by the NRC (including, but not limited to, the Demand for Information issued to FENOC on May 14, 2007), Met-Ed's and Penelec's transmission service charge filings with the PPUC, the continuing availability of generating units and their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards, the ability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy’s nuclear decommissioning trusts, pension trusts and other trust funds, and cause it to make additional contributions sooner, or in an amount that is larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy’s financing plan and the cost of such capital, changes in general economic conditions affecting the Registrants, the state of the capital and credit markets affecting the Registrants, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy’s access to financing or its costs and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, the continuing decline of the national and regional economy and its impact on FirstEnergy’s major industrial and commercial customers, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy does business, and the risks and other factors discussed from time to time in the Registrants’ SEC filings, and other similar factors. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The Registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

May 21, 2009

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer